UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2014

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA (State or Other Jurisdiction of Incorporation or Organization)	001-36124 (Commission file number)	46-2116489 (IRS Employer Identification Number)

825 Berkshire Blvd., Suite 400
Wyomissing, PA 19610

(Address of principal executive offices)

610-401-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 20, 2014, Gaming and Leisure Properties, Inc. (the “Company”) issued a press release announcing its fourth quarter and full year 2013 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On February 18, 2014, the Company approved a first quarter dividend which will be paid on March 28, 2014 to shareholders of record at the close of business on March 7, 2014. A copy of the press release is attached to this Report as Exhibit 99.2.

The information set forth in “Item 2.02 Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference.

The information included in Items 2.02 and 7.01 (including the exhibits attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01. Other Events

On February 18, 2014, the Company issued 21,979,821 shares of common stock, par value $0.01 per share (the “Common Stock”), and paid an aggregate of approximately $210 million in connection with the payment of the Company’s previously announced special dividend of $1.05 billion, or approximately $11.84 per share (the “Special Dividend”). The Special Dividend was paid to shareholders of record as of the close of business on January 13, 2014.  Shareholders who elected to receive payment of the Special Dividend in cash will receive approximately $4.36 per share of their payment in cash and approximately $7.48 per share in shares of Common Stock. All other shareholders will receive 100% of their payment in shares of Common Stock. The number of shares to be issued was determined based upon the volume weighted average price of the Company’s Common Stock on the three trading days following February 10, 2014, or $38.2162 per share.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Gaming and Leisure Properties, Inc. Earnings Press Release, dated February 20, 2014

99.2	Gaming and Leisure Properties, Inc. Dividend Press Release, dated February 19, 2014

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2014	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Gaming and Leisure Properties, Inc. Earnings Press Release, dated February 20, 2014

99.2	Gaming and Leisure Properties, Inc. Dividend Press Release, dated February 19, 2014